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                                                                EXHIBIT 99.8

                         EMPLOYEE EXCHANGE AGREEMENT


This Employee Exchange Agreement ("Agreement") is made as of July 31, 1995 by and between AST Research Inc., a Delaware corporation ("AST"), and Samsung Electronics Company Limited, a Korean corporation ("SEC").

                                    PURPOSE

AST and SEC each wishes to improve their operational effectiveness, and wishes to strengthen their strategic alliance by a limited exchange of employees, including certain former employees, in order to facilitate a mutual understanding of each parties respective business and corporate culture, facilitate cooperation in attaining the mutual goals of their strategic alliance, and provide management advice, assistance and training to each other in areas where each party has particular expertise with respect to the areas in which the parties do not compete or areas which are otherwise permissible.

                                   AGREEMENT

Article 1.  Definitions

1.1 "AST Exchange Employees" means those employees or individuals from AST who are working at SEC facilities in Korea, and who have been designated by AST at the start of such work as being expected to continue such work for at least one year.

1.2 "SEC Exchange Employees" means those employees or individuals from SEC who are working at AST facilities in the US, and who have been designated by SEC at the start of such work as being expected to continue such work for at least one year.

1.3 "Exchange Employees" shall mean AST Exchange Employees and/or SEC Exchange Employees.

1.4 "Requesting Party" shall mean either AST or SEC, as the case may be, that makes a written statement which requests either: (i) the other party to dispatch an individual to work at the Requesting Party's designated location, or (ii) to dispatch an individual from the Requesting Party to work at the other party's location. Such requests shall be effective only if made in writing by an authorized officer of the Requesting Party, and sent to the other party.

1.5 "Dispatching Party" shall mean either AST or SEC, as the case may be, that dispatches its individuals to work at such other party's designated location.

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1.6  "Receiving Party" shall mean either AST or SEC as the case may be, that receives an employee to work at its designated location.

Article 2.  Employee Exchange

2.1  Numbers of Employees.  AST and SEC shall exchange a limited number of their
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     respective employees or individuals at the request of one party and subject to the reasonable approval of the other party for the purpose of this Agreement.

2.2  Work Areas.  SEC shall have the right to request and dispatch to AST at
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     least one of SEC's employees to each of the business areas including product planning, pricing, marketing, purchasing, business planning, sales, MIS, engineering, manufacturing and corporate strategy, provided that (with respect to any exchange of employees for any product area within which SEC and AST may compete) appropriate safeguards can be implemented to permit such activities in compliance with applicable law. All activities under this Agreement shall be conducted in compliance with all applicable law as specifically set forth in Article 15 of the General Terms Agreement between the parties and dated concurrent herewith.

2.3  Training.  Training for the Exchange Employees, at the reasonable request
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     and expense of the Requesting Party, shall be provided by the Receiving party through a quality training program, the details regarding such training for each Exchanged Employee including, without limitation, the scope and duration thereof shall be agreed to in writing between the parties prior to the commencement of the Exchanged Employee's services at the Receiving Party's facilities.

2.4  Details Decided by TEC.  Except to the extent set forth elsewhere herein,
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     all other details on employee exchange program including (i) the number of
     Exchange Employees, (ii) duration of the work assignment for Exchange Employees, and (iii) the treatment of the Exchange Employee shall be negotiated and finally decided upon by the TEC, as defined in that certain General Terms Agreement between the parties of even date herewith in accordance with the procedures of the TEC set forth therein.

2.5  Receiving Party as Sole Employer.  Notwithstanding any other provision
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     hereof, the Receiving Party shall be the sole employer of the Exchange
     Employee and shall be solely responsible for any and all liabilities (excepting for the salaries, bonuses and benefits listed in Article 3 and training expenses listed in Article 2 of this Agreement) related to the employment of the Exchange Employee including, without limitation, any claims for wrongful termination, discrimination, work place accident or injury

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     or related employee claims, but only to the extent that such liabilities result from the employment by the Receiving Party of the Exchange Employee.

Article 3.  Cost and Expenses

3.1  Basic Principle.  The Requesting Party shall reimburse to the Receiving
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     Party (or bear and pay directly if the Requesting Party is the Receiving
     Party) all the cost and expenses incurred by the Exchange Employees in connection with employee exchange program hereunder subject to the following sub-sections in this Article 3.

3.2  Salary and Bonuses.  The Receiving Party shall provide salary and bonuses
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     for the Exchange Employees to a level, equal to such benefits provided by the dispatching company of such Employees to its employees and thereafter, such benefit shall be repaid by the Requesting Party.

3.3  Fringe Benefit.  Receiving Party shall provide employee benefits (medical
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     insurance, disability insurance, etc.) for the Exchange Employees to a level equal to such benefits provided by such party to its own employees in its country and thereafter, such benefit shall be repaid by the Requesting Party.

3.4  Others.  The cost and expenses incurred by the Exchange Employees
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     dispatched upon mutual requests of AST and SEC shall be subject to the decision of the TEC.

Article 4.  Confidentiality of Information

     The Exchange Employees shall be subject to the same confidentiality obligations as the other employees of the Requesting Party, and information shall be transferred by the Exchange Employees to the Dispatching Party only in accordance with this Agreement and the confidentiality commitments between the parties as set forth in the General Terms Agreement.

Article 5.  Employment Transfers and Termination

     SEC may at any time require, subject to prior consultation with TEC, the transfer of any AST Exchange Employee from SEC back to AST, with or without reason, but such required transfer right may not be used more than twice in any year without the approval of AST or misconduct by the AST Exchange Employee proposed to be transferred. AST may at any time require, subject to prior consultation with TEC, the transfer of any SEC Exchange Employee from AST back to SEC, with or without reason, but such required transfer right may not be used more than twice in any year without the approval of SEC or misconduct by the SEC Exchange Employee proposed to be transferred.

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Article 6.     Duties and Authority of the Exchange Employees

6.1  Duties of the Exchange Employees.  The Exchange Employees shall work in a
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     position at the factory and office locations of the company where such
     Exchange Employees are dispatched or transferred, provided that such positions and locations are selected by the mutual consent of the parties hereto. Each Exchange Employee shall be expected to perform the duties and discharge the responsibilities that an employee of the company where such Exchange Employees are dispatched or transferred would have in the position. In addition, each Exchange Employee will be given opportunities by the Receiving Party to become familiar with local business practices and industry methods.

6.2  Supervision of the Exchange Employees.  During the time any person is a
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     Exchange Employee hereunder, he or she shall report to, and be subject to the supervision of, such person as the Receiving Party shall designate and shall be subject to the same disciplinary, compensation review and other supervisory procedures and policies as are maintained generally by the Receiving Party for its employees. The Receiving Party shall seek, to the maximum extent possible, to treat Exchange Employees as similarly as possible to its regular employees including, without limitation, full and meaningful participation in the activities of the department to which the Exchange Employee is assigned and the Receiving Party shall provide the Exchange Employee with such title, authority, office/workplace facilities (in compliance with all applicable safety regulations), secretarial assistance and other perquisites (at the expense of the Requesting Party), as are provided by the Receiving Party to other employees having comparable experience, qualifications and responsibilities.

6.3  Allegiance of the Exchange Employees.  During their period of employment as
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     Exchange Employees, Exchange Employees shall act in the best interests of, and owe their duty of allegiance to, the Receiving Party as their employer, and shall comply with all of the work rules of the Receiving Party, and shall comply with all instructions received from their designated supervisor at the Receiving Party.

6.4  Logistics for the Exchange Employees.  The Receiving Party shall provide
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     assistance in coordinating the logistics of the Exchange Employee employment with Receiving Party including, without limitation, coordination of housing location and moving of Exchange Employee and, to the extent necessary, obtaining the services of attorneys, and advancing fees and other expenses necessary or desirable in order to obtain government approval for the presence and activities of each Exchange Employee in the country of the Receiving Party ("Transfer Coordination"). The Requesting

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     Party shall reimburse to Receiving Party the fees advanced and reasonable costs of such Transfer Coordination.

6.5  Communications With Dispatching Party.  In a manner consistent with the
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     information sharing limitations set forth in Section 6.6 herein, each
     Exchange Employee may communicate with the Dispatching Party in order to provide business status information, and in order to obtain suggestions and information from the Dispatching Party for use by the Receiving Party.

6.6  Information Which Shall Not Be Shared.  AST, SEC, every AST Exchange
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     Employee and every SEC Exchange Employee shall be expected to comply with all laws of the Republic of Korea and the United States for activities under this Employee Agreement, including, without limitation, the competition laws and the antitrust laws. Without limitation, AST and SEC agree, and agree to instruct their respective employees, to not discuss or agree on prices or sales planning under which AST and SEC competing products will or may be sold, and to not exchange non-public information about such prices, costs or strategy; and to not discuss customers nor agree to allocate customers between AST and SEC for products in which AST and SEC compete, and to not exchange non-public information about such customers.

Article 7.  General Terms

     The provisions included in the General Terms Agreement shall apply to this Agreement as if fully set forth herein.

Article 8.  Priority

     In the event of a conflict or inconsistency between any term or condition of this Agreement and that of the General Terms Agreement, the terms and conditions of this Agreement shall supersede and control.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement, on the dates below indicated.

Samsung Electronics Co., Ltd.       AST Research, Inc.

By: /s/ Bo-Soon Song                By: /s/ Safi U. Qureshey
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Name:  Bo-Soon Song                   Name:  Safi U. Qureshey

Title: Senior Managing Director     Title: Chief Executive Officer

Date:  July 31, 1995                  Date:  July 31, 1995

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